UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

June 25, 2020

Date of Report

(Date of earliest event reported)

Cornerstone OnDemand, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number 001-35098

Delaware	13-4068197
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

1601 Cloverfield Blvd.

Suite 620 South

Santa Monica, CA 90404

(Address of principal executive offices, including zip code)

(310) 752-0200

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	CSOD	Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 25, 2020, Cornerstone OnDemand, Inc. (the “Company”) held the 2020 annual meeting of stockholders (the “Annual Meeting”). Present at the Annual Meeting virtually or by proxy were holders of 55,786,412 shares of the Company’s common stock, representing 87.49% of the voting power of the shares of the Company’s common stock outstanding as of April 27, 2020, the record date for the Annual Meeting, and constituting a quorum for the transaction of business. The matters before the Annual Meeting are described in more detail in the definitive proxy statement filed with the U.S. Securities and Exchange Commission on April 28, 2020, as supplemented on May 11, 2020 and June 5, 2020 (collectively, the “Proxy Statement”).

Proposal 1 – Election of Directors.

The following nominees were elected as directors to serve until the next annual meeting of stockholders and until their respective successors are duly elected and qualified:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Dean Carter	48,909,174	1,532,537	5,344,701
Richard Haddrill	50,289,499	152,212	5,344,701
Adam L. Miller	50,188,805	252,906	5,344,701
Joseph Osnoss	49,248,734	1,192,977	5,344,701
Elisa A. Steele	49,960,251	481,460	5,344,701
Steffan C. Tomlinson	49,783,276	658,435	5,344,701

Proposal 2 – Advisory Vote on the Compensation of Named Executive Officers.

The compensation of the Company’s named executive officers was approved, on an advisory basis, by the stockholders by the vote set forth in the table below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
49,633,848	782,710	25,153	5,344,701

Proposal 3 – Ratification of the Appointment of Independent Registered Public Accounting Firm.

The appointment of PricewaterhouseCoopers LLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020 was ratified by the stockholders by the vote set forth in the table below:

Votes For	Votes Against	Abstentions
55,069,953	701,075	15,384

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cornerstone OnDemand, Inc.

/s/ Adam Weiss
Adam Weiss
Chief Administrative Officer & General Counsel

Date: June 29, 2020